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                                                                    Exhibit 10.5

                               AMENDMENT AGREEMENT


      AMENDMENT AGREEMENT (the "Agreement") is made as of this 26th day of February, 1999, by and among Meditrust Corporation, a Delaware corporation ("REIT"), Meditrust Operating Company, a Delaware corporation ("OPCO" and, together with REIT, the "Companies" and each a "Company"), Merrill Lynch International ("MLI") and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agent acting for the account of MLI and as owner of the Purchase Shares (as defined in the Purchase Agreement (as defined herein)) and successor to the rights and obligations of MLI under the Purchase Agreement ("Merrill Lynch" and, together with MLI, the "Merrill Lynch Parties"). Reference is made to the Purchase Agreement dated as of February 26, 1998 by and among the parties hereto (as amended from time to time, the "Purchase Agreement"), the Unsecured Purchase Price Adjustment Mechanism Agreement dated as of February 26, 1998 by and among the parties hereto (the "Unsecured Adjustment Agreement"), and the Amended and Restated Settlement Agreement dated as of November 11, 1998 by and among the parties hereto (the "Settlement Agreement" and, collectively with the Purchase Agreement and the Unsecured Adjustment Agreement, the "Forward Equity Agreements").

      NOW, THEREFORE, in consideration of the agreements and covenants set forth herein, the parties hereto hereby covenant and agree as follows:

      SECTION 1. EXTENSION OF MATURITY. The parties hereto agree that the Maturity Date set forth in Section 1(v) of the Unsecured Adjustment Agreement shall be March 31, 1999. The parties agree that the extension of the Maturity Date is not intended to limit the rights of the Merrill Lynch Parties under Sections 4 and 5 of the Unsecured Adjustment Agreement.


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      SECTION 2. EXTENSION OF STANDSTILL. The parties hereto agree to extend the
Standstill (as defined in the Settlement Agreement) until March 31, 1999; provided, that the Standstill shall terminate if (i) the Companies fail to deliver to MLI any Interim Settlement Shares (as defined in the Unsecured Adjustment Agreement), dividends on Interim Settlement Shares (as defined in the Unsecured Adjustment Agreement) and cash required by Section 5 of the Unsecured Adjustment Agreement within one (1) Business Day of any date on which such delivery is required, and (ii) the Companies challenge in any legal proceeding the adequacy of the consideration received by the Companies in connection with their delivery of, or agreement to deliver, the Standstill Consideration (as defined in the Settlement Agreement) under the Settlement Agreement or the Excess Net Cash Proceeds (as defined below) under this Agreement. If the Standstill is terminated pursuant to the proviso of the foregoing sentence each day from and after February 26, 1999 through the termination of this Agreement shall be deemed to be a Black-out Day (as defined in the Unsecured Adjustment Agreement).

      SECTION 3. COBBLESTONE EXCESS PROCEEDS. In consideration of the extension of the Standstill by the Merrill Lynch Parties, the Companies agree to pay or to otherwise deliver to the Merrill Lynch Parties the amount of the pre-tax cash proceeds (net of reasonable out-of-pocket costs directly attributable to such sale) from the sale of the entities generally known as the Cobblestone Golf Group (the "Cobblestone Sale") in excess of $300 million (the "Excess Net Cash Proceeds") (up to the maximum amount of the then outstanding Reference Amount (as defined in the Unsecured Adjustment Agreement)), which Excess Net Cash Proceeds will, upon delivery to the Merrill Lynch Parties, reduce the Reference Amount in accordance with the provisions of Section 3.3 of the Unsecured Adjustment Agreement.


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      SECTION 4. BLACK-OUT PERIOD. In the event that (a) the Companies have not closed the Cobblestone Sale and paid or otherwise delivered to the Merrill Lynch Parties the Excess Net Cash Proceeds and (b) the Companies have not caused a Resale Registration Statement (as defined in the Purchase Agreement) to be effective, provided the Merrill Lynch Parties with a deliverable Prospectus and Prospectus Supplement and provided the appropriate Resale Closing Documents (as such terms are defined in the Purchase Agreement), in each case on or before March 31, 1999, the Companies shall have the right to pay or otherwise deliver to the Merrill Lynch Parties a Black-out Period Extension Fee (as defined in the Purchase Agreement) of $25 million on or before April 1, 1999 (the "April 1 Extension Fee"), and solely for the purposes of extending the Black-out Period (as defined in the Purchase Agreement) under Section 5.2 of the Purchase Agreement, upon receipt by the Merrill Lynch Parties, such April 1 Extension Fee shall have the effect of a Black-out Period Extension Fee paid or delivered to the Merrill Lynch Parties on March 18, 1999 had the Maturity Date not been extended to March 31, 1999 by Section 1 hereof, and the Black-out Period shall be extended to April 7, 1999. The Companies acknowledge that, in the event that the Companies have not closed the Cobblestone Sale and paid or otherwise delivered to the Merrill Lynch Parties the Excess Net Cash Proceeds on or before March 31, 1999, the continuation of the Black-out Period beyond March 31, 1999 shall entitle the Merrill Lynch Parties to a claim for the April 1 Extension Fee and the continuation of the Black-out Period beyond April 7, 1999 shall entitle the Merrill Lynch Parties to a claim for additional Black-out Period Extension Fees of $25 million for each twenty (20) days thereafter as provided in Section
5.2 of the Purchase Agreement. The April 1 Extension Fee and any subsequent Black-out Period


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Extension Fees paid or otherwise delivered to the Merrill Lynch Parties shall reduce the Reference Amount (as defined in the Unsecured Adjustment Agreement) in the manner set forth in Section 3.3 of the Unsecured Adjustment Agreement.

      SECTION 5. EXPENSES. Except as specifically provided herein, the parties shall each pay their respective fees and expenses incurred in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby; provided, that the Companies shall reimburse the Merrill Lynch Parties for their reasonable, documented out-of-pocket expenses incurred in connection with the transactions contemplated hereby. Such reimbursable expenses are in addition to the amounts referred to in Section 13.9 of the Settlement Agreement.

      SECTION 6. PRESS RELEASES. The provisions of the first sentence of Section 10 of the Settlement Agreement shall be applicable to the transactions contemplated by this Agreement.

      SECTION 7. EFFECT ON OTHER AGREEMENTS; CONFLICTS WITH OTHER AGREEMENTS. In the event of any conflict between the provisions of this Agreement and the Forward Equity Agreements, the terms and provisions of this Agreement shall govern. Except as explicitly amended hereby, all other terms and conditions of the Forward Equity Agreements shall remain in full force and effect.

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      IN WITNESS WHEREOF, the parties have duly executed and delivered this
Agreement as of the date first above written.

                                          MERRILL LYNCH INTERNATIONAL


                                          By:___________________________________
                                             Name:
                                             Title:


                                          MERRILL LYNCH, PIERCE, FENNER &
                                           SMITH INCORPORATED


                                          By:___________________________________
                                             Name:
                                             Title:


                                          MEDITRUST OPERATING COMPANY


                                          By:___________________________________
                                             Name:
                                             Title:


                                          MEDITRUST CORPORATION


                                          By:___________________________________
                                             Name:
                                             Title: